Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): November 22, 2002




                        Commission File Number:   333-57780



                             INTERCARE.COM-DX, INC.
             (Exact name of registrants specified in its charter)

               California                          95-4304537

      (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)                Identification No.)


                         900 Wilshire Avenue, Suite 500
                          Los Angeles, California 90017
                       (213) 627-8878 Fax: (213) 627-9183



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)







































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ITEM  1.  Changes  in  Control  of  Registrant                  Not  Applicable

ITEM  2.  Acquisition  or  Disposition  of  Assets              Not  Applicable

ITEM  3.  Bankruptcy  or  Receivership                          Not  Applicable

ITEM  4.  Changes  in  Registrant's  Certifying  Accountant     Not  Applicable

ITEM  5.  Other  Materially  Important  Events                  Not  Applicable

ITEM  6.  Resignation  of  Registrant's  Directors              Not  Applicable

ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)    FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED.
            (None)

     (b)    EXHIBITS.

ITEM  8:  Change in Fiscal year                                Not Applicable

ITEM  9:  Regulation FD Disclosure
          On November 22, 2002, the registrant issued a press release announcing the appointment of three physicians to its Clinical Advisory Board. Those named to the newly formed panel, which will be expanded to include additional healthcare professionals, include Wesley G. Bradford, MD, MBA; Rosalyn P. Scott, MD and
          Wignes  K.  Warren,  MD,  MBA.

EXHIBIT ITEM.     DESCRIPTION
------------     -------------

Exhibit  99.1  -   Copy of the Press Release of November 22, 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     InterCare.com-Dx,  Inc.
                                          (Registrant)



Date:  November 22, 2002              By:/s/  Anthony C. Dike
                                      -------------------------
                                          Anthony C. Dike
                                           (Chairman/CEO)


































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EXHIBIT 99.1

FOR  IMMEDIATE  RELEASE:   Thursday,  November  22,  2002

CONTACT:     Anthony  C.  Dike,  Chairman            Madeleine Franco
             InterCare.com-DX,  Inc.                 Jordan  Richard Assoc.
             213-627-8878                            801-463-0305
             www.intercare.com                       ir@jordanrichard.com


         INTERCARE NAMES THREE PHYSICIANS TO ITS CLINICAL ADVISORY BOARD

PANEL OF PHYSICIANS AND HEALTH CARE PROVIDERS WILL ASSIST IN THE DEVELOPMENT OF
           CLINICAL GUIDELINES AND HELP ENSURE REGULATORY COMPLIANCE.

LOS  ANGELES,  CALIF.-Anthony C. Dike, MD, Chairman of InterCare.com-DX (OTC BB:
ICCO) today announced the appointment of three physicians to its Clinical Advisory Board. Those named to the newly formed panel, which will be expanded to include additional healthcare professionals, include Wesley G. Bradford, MD, MBA; Rosalyn P. Scott, MD and Wignes K. Warren, MD, MBA.

Dr. Bradford, a graduate of New York University School of Medicine, is Medical Director of Capnet IPA (Los Angeles). He has served on the clinical faculty in family medicine at Harbor-UCLA Medical Center since 1982. He was co-author of a pharmaceutical proposal that helps the center save over $1 million annually. He has done humanitarian work in both Uganda and India as a member of an international Rotarian Polio-Corrective Surgery Team for Crippled Children, bettering the lives of crippled children there. In 1987 he co-founded a medical group in Torrance, California. Bradford, who has a Masters Degree in public health from UCLA and an MBA from Cal State Long Beach, has been a Fellow of the American Academy of Family Physicians since 1980. He has a special academic interest in electronic medical record systems, and has served as a consultant to the state and county governments in the areas of electronic death registration system development, primary care case management, and health care access.

Dr. Scott, a cardiovascular and thoracic surgeon, is an associate professor with the Department of surgery at Charles R. Drew University of Medicine and Science (Los Angeles). She received her medical degree from New York University School of Medicine and a Masters Degree in health administration from the University of Colorado. She is an adjunct professor with Arizona State University's School of Health Administration and Policy. She is a staff physician with the Brotman Medical Center (Culver City), Harbor-UCLA Medical Center and King/Drew Medical Center. Dr. Scott, the author of numerous professional and technical articles, has served extensively on national, state and local advisory committees.

Dr. Warren, an assistant clinical professor of pediatrics at the University of Southern California, is licensed to practice medicine in the states of California, New York , and holds current medical practice licenses with the Ceylon Medical Council and the United Kingdom. He received an MD with honors from the University of Sri Lanka and served as the Chief Resident of Methodist Hospital (New York City) after serving internships at General Hospital and
Children's Hospital in Colombo, Sri Lanka. He is a Fellow of the American Academy of Pediatrics. Certified by the American Board of Managed Care Medicine, the American Board of Quality Assurance and Utilization Review Physicians, and the American Board of Forensic Medicine, Dr. Warren is currently a member of the Peer Review Committee of Blue Shield of California.

Members of InterCare's clinical advisory board will assist the company in updating its knowledge-based clinical content and develop clinical guidelines, pathways and protocols. Additionally, the advisory board, working with program developers and management, will review programmatic issues relating to compliance with appropriate regulatory authorities. They will also serve on InterCare's Speakers' Bureau regarding practical, clinical issues relating to ICE , the company's scalable healthcare software solution. ICE is specifically designed to effect cost-effective integration of all aspects of the healthcare enterprise through documentation, information tracking and error reduction that supports patient safety and greater efficiency among healthcare providers.

"Drs. Bradford, Scott and Warren are three tremendously talented individuals who collectively represent over 75 years of clinical and managerial experience. Their depth of knowledge, their clinical expertise and their professional experience in various regulatory environments will be extremely valuable as we increase and refine the interactive capacities of our software and expand the ICE user network," said Anthony C. Dike, Chairman of InterCare.

ABOUT  INTERCARE.COM-DX

INTERCARE.COM-DX, INC. is an innovative software products development and services company, specializing in developing healthcare management and information systems solutions. The company markets and resells the InterCare Clinical Explorer (ICE ), which is designed to integrate every aspect of the healthcare enterprise. For additional information, visit www.intercare.com.
                                                              -----------------

NOTE: Statements in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and any amendments thereto. Material that is forward-looking may contain statements about expected future events and/or financial results that are forward-looking in nature. Editors and investors are cautioned that such forward-looking statements invoke risk and uncertainties that may cause the company=s results to differ from such forward-looking statements. These include, but are not limited to, economic, competitive, governmental, technological and other factors discussed in the statements and/or in the company=s filings with the Securities and Exchange Commission.

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